UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-09237

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Advisors Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr., Chairman,
CEO and Co-CIO
Calamos Advisors LLC,
2020 Calamos Court,
Naperville, Illinois
60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:	(630) 245-7200

DATE OF FISCAL YEAR END:	December 31, 2008

DATE OF REPORTING PERIOD:	January 1, 2008 through December 31, 2008

ITEM 1. REPORT TO SHAREHOLDERS

CALAMOS®

Investment strategies for
your serious money®

Calamos Growth and Income Portfolio

Annual Report December 31, 2008

Chairman’s Letter

Dear Contract Owner:

Enclosed is your annual report for the year ended December 31, 2008. We appreciate the opportunity to correspond with you. I encourage you to carefully review this report, which includes an assessment of market conditions and fund commentary from our investment team. The report also includes a listing of the Portfolio holdings, financial data and highlights, as well as detailed information about the performance and allocations of the Portfolio.

There were many factors that fueled the turmoil this past year, which we discuss at greater length in the Economic and Market Review. At the core, the risky investment strategies that were favored by a limited segment of the market—most notably, mortgage lenders, several large investment banks and hedge funds—spiraled out of control and gave way to a global credit crisis, which in turn evolved into an even more serious liquidity crisis. The global panic was stoked by frantic deleveraging activity, as hedge funds and investment banks struggled to raise cash to meet margin calls. Poor policy decisions, such as a lack of hedge fund regulations, also contributed. In this unprecedented environment, sound companies and responsible, risk-conscious investors have not escaped the difficulties caused by those less responsible.

Although each economic and market downturn is unique, we believe that past experience provides us with the perspective and knowledge required to navigate these current difficulties. I began my investment career in the 1970s—a period which was also marked by unprecedented market and economic conditions. Yet, there were opportunities for long-term investors, and I believe the same is true today. It’s important to remember that the U.S. and global economies have demonstrated incredible resilience in the face of significant past challenges. We are encouraged by the coordinated global government actions that have occurred thus far. Through creative problem solving and vision, humankind has proven its ability to overcome obstacles to growth and progress.

All of us at Calamos Investments recognize how difficult this period is for our contract owners. Managing your assets is a responsibility that we take very seriously. We assure you that we are carefully evaluating market and economic events on an ongoing basis; and we are rigorously tracking every security in the Portfolio. We continue to emphasize quality companies with good fundamentals and strong balance sheets. In particular, we are favoring companies that can grow without accessing the capital markets and those with strong global brands. We believe that these companies will be best positioned in a difficult economic environment.

As always, and especially during these difficult markets, we thank you for your continued confidence. We are honored by the opportunity to serve you and to help you achieve your long-term investment goals.

Sincerely,

John P. Calamos, Sr.
Chairman, CEO and Co-CIO
Calamos Advisors LLC

This report is for informational purposes only and should not be considered investment advice.

Growth and Income Portfolio Chairman’s Letter ANNUAL REPORT	1

Economic and Market Review

The year ended December 31, 2008, proved to be one of the most challenging periods since the Great Depression. In the United States, stocks dropped 37.00% as measured by the S&P 500 Index1. International markets fared worse with a 43.06% loss in the MSCI EAFE® Index2. The Credit Suisse High Yield Index3, representative of the high-yield bond market, fell 26.17%. Convertible securities, which blend characteristics of stocks and bonds, had a disappointing loss of 29.31%, based on the Value Line Convertible Index4. The investment-grade bond markets had a muted return; the Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Bond Index5 rose 5.24%. As the past decade demonstrates, the stock market is fraught with swings driven by fear and greed. Just eight years ago, we experienced the incredible excess optimism priced into technology and telecommunications stocks. Today, we are experiencing the polar opposite in the markets—extreme pessimism. Over the long run, the stock market reflects the strength of the economy, which has proven remarkably resilient in the face of wars, terrorism, natural disasters, bank crises, inflation and other problems. We believe that maintaining patience and staying invested over the long-term will prove to be the most prudent and fruitful course of action.

The January 2008 plunge in the equity markets made it clear that investors were still anxious about instability among Wall Street’s biggest banks and brokers and had further concerns regarding the possibility of a broader slowdown. In March, Bear Stearns, teetering on bankruptcy, was acquired by JPMorgan Chase in a government-coordinated deal. Soon after, the Federal Reserve cut its benchmark fed funds rate by 75 basis points (to 25 basis points) to support the markets. Congress provided liquidity on the order of $200 to $300 billion to mortgage insurers Fannie Mae and Freddie Mac.

In April and May, investors appeared to believe that the bad news had run its course and stocks began to recover. It proved to be a short-lived spring, however, and the market reversed course in June and July as earnings reports reflected dour outlooks on the economy and uneasiness over the unfolding credit crunch. The ill wind, which had stirred up trouble throughout 2008, accelerated into a full-blown shock wave in September. The “fall” season took on a second meaning as major financial institutions toppled, forcing unprecedented government intervention. The government took over Fannie Mae and Freddie Mac, Lehman Brothers filed for bankruptcy protection, and insurer AIG had to be bailed out. A $700 billion rescue package for financial companies did little to calm investors, and markets continued to decline precipitously throughout October and November. Equity prices turned positive during December as one of the most challenging and newsworthy years in decades came to an end. The market kept its footing as the prospect of government intervention and fiscal stimulus provided some degree of confidence that stability may be taking shape.

While the deteriorating economic outlook and housing market certainly contributed to the ills of the financial markets, we believe that deleveraging by hedge funds was also one of the main culprits that drove down the value of financial assets. For many years, capital was cheap and widely available—conditions which often breed bad loans. These faltering loans put stress on the balance sheets of financial institutions, which cut off credit to highly leveraged hedge funds. With their credit spigot turned off and plagued by less-than-spectacular performance, hedge funds were forced to sell assets, including solid assets that in other benign circumstances would not be sold. As a

2	Growth and Income Portfolio ANNUAL REPORT Economic and Market Review

Economic and Market Review

result, growth stocks are priced for “no growth”, which we believe is unjustified, and convertible securities are significantly undervalued.

The events of the past year understandably bring up comparisons to the Great Depression. However, there are significant differences between conditions today and those of the 1930s. The Great Depression started with tight monetary policy, a 33% decline in industrial production and trade tariffs that ground the economy to a halt—all before the banking crisis even hit. Today, the economy is more diversified and benefits from additional safety nets and insurance that did not exist during the 1930s. The Fed and world central bankers seem to be coordinating globally to fend off a deflationary scenario, with liquidity injections occurring on a consistent basis. We would expect additional injections of liquidity in the near future.

We believe investors should be braced for significant turbulence, at least through the first half of 2009. We also anticipate weak economic conditions for the next year or two. Much still needs to be done to restore the credit markets to normal conditions, and we believe the period of marked increases in deleveraging activity is not yet over. While increased government infrastructure spending should boost the economy, we do not believe it can fully offset waning consumer spending. Business investment should be slightly accretive to GDP growth but not significantly so, as corporations focus on preserving capital.

Despite these bleaker near-term conditions, we believe markets have overshot economic reality. Caught in a spiral of forced selling and panicked deleveraging, stock and bond markets now seem to be discounting many years of zero growth in the economy—a scenario which strikes us as improbable. Short-term credit indicators have improved to more normal recessionary levels, oil and commodity prices have declined, and most bank write-downs have been recapitalized. Liquidity injections and fiscal stimulus should help stabilize the U.S. economy, as increased industrial production has historically followed an expansion of the monetary base.

The road ahead may be quite difficult over these next months, but we believe the markets offer attractive choices for long-term investors. The valuations of many securities have plunged to bargain levels in the wake of forced selling. It’s our belief that once the dust settles, we will be presented with a highly attractive landscape for investing.

1 The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

2 The MSCI EAFE Index measures developed market equity performance (excluding the U.S. and Canada). Source: Lipper, Inc.

3 The Credit Suisse High Yield Index is an unmanaged index of high yield debt securities. Source: Mellon Analytical Solutions, LLC.

4 The Value Line Convertible Index is an equally weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Source: Mellon Analytical Solutions, LLC.

5 The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Source: Lipper, Inc.

This report is for informational purposes only and should not be considered investment advice.

Growth and Income Portfolio Economic and Market Review ANNUAL REPORT	3

Investment Team Discussion

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Portfolio’s performance, strategy and positioning during the one-year period ended December 31, 2008.

Performance Overview

Calamos Growth and Income Portfolio declined 31.74% for the one-year period ended December 31, 2008. For the same period, the S&P 500 Index1 fell 37.00% and the Value Line Convertible Index2 retreated 29.31%. While the past 12 months as covered in this report have been a trying time for investors, the Portfolio aims to create and maintain wealth over time. To review the Portfolio’s long-term performance results, please see the “Growth of $10,000” chart and the Total Return table on page 7.

The year ending December 31, 2008, proved to be one of the most challenging market environments in history. Throughout the period, investors had been weighing the possibility of a recession brought on by many factors including the declining housing market, escalating commodity prices and deteriorating credit conditions. However, the primary factor that negatively affected both market and Portfolio performance was a crippling blow to confidence dealt by the collapse of financial institutions Bear Stearns, Lehman Brothers and other market makers—which drove prices lower and forced leveraged investors to sell into a declining market. As many commentators have stated, there was no place to hide during this crisis of confidence. Convertibles, for example, experienced unprecedented pricing pressure from the massive deleveraging by hedge funds. (For further analysis, please read the Economic and Market Review.)

Convertible bonds’ fixed-income characteristics typically provide a floor that can cushion losses as the underlying stock declines. During the latter part of the period, however, this fixed-income value was largely ignored in the marketplace. In recent years, convertible arbitrage hedge funds have used leverage to deliver market performance, borrowing through prime brokers such as the now defunct Bear Stearns, Lehman Brothers and others. As the cost of borrowing and poor performance dramatically increased, it appears many hedge funds could not maintain their leverage and were forced to liquidate portfolios. At the same time, the market makers and the prime brokers also began deleveraging. In the past, the convertible arbitrage community along with traditional market makers would provide liquidity in the convertible market, reducing the spreads (the spread being the difference between what the seller “asks” and the buyer “bids”). In this way, the convertible market generally benefited. But the recent forced liquidation made convertibles uncharacteristically vulnerable to the panic of the stock market. This past October, in fact, the decline in convertible prices closely matched plunging stock prices. As a result, convertible securities finished the period significantly undervalued.

Specific to the Portfolio and relative to the S&P 500 Index, our underweight stance within the consumer staples sector detracted from performance, as it was the best-performing sector during the period. Traditionally, the consumer staples sector is perceived to be a defensive area and outperforms other sectors during periods of uncertainty and market decline. In our view, the sector appeared to be already fully

4	Growth and Income Portfolio ANNUAL REPORT Investment Team Discussion

Investment Team Discussion

priced. In other words, investors were overpaying for the little growth that consumer staples’ names might provide.

Additionally, the Portfolio’s overweight position in information technology detracted value. The sell-off in technology names occurred in January, as investors sold names that had worked well in 2007, and resumed during the months of September and October as hedge funds unwound their most liquid positions due to a rapid increase in redemptions. We continue to believe that the technology sector will be able to provide higher and sustainable growth going forward because these companies can help other businesses in their efforts to be productive and can serve consumers’ demand for improved devices at lower prices.

The Portfolio did benefit from good relative issue selection within the consumer discretionary sector. In this area, our focus is on solid businesses with strong brands, better balance sheets and a global revenue base. While our overweight position to Information Technology detracted, our issue selection within the sector added to performance as our names within the software and computers & peripherals industries held up well relative to the index. The Portfolio’s underweight position in financials also was additive, as this was the worst-performing sector in the broad market for the year. We did not hold any securities of companies in the thrifts and mortgage finance industry, which was hard hit by sub-prime woes and housing market declines. We were concerned about the risks associated with these businesses and their lending practices, and subsequently underweighted the entire sector. We remain very selective within financials due to the continued credit crisis and favor holdings within the asset management and large, diversified insurance industries.

Investment Approach

Our belief is that our philosophy and approach will help create and maintain wealth over time, but we are aware that our investment discipline, as with any investment approach, will be out of favor with market sentiment during certain periods. Even when this is the case, we do not deviate from our long-term course of action. Because we seek high long-term total return, we believe in remaining fully invested. During challenging periods, we will not cash out and attempt to time the market upswing (we have yet to see anyone consistently succeed at market timing) and we’re not willing to buy into overpriced “defensive” stocks that offer little opportunity for appreciation.

We combine thematic considerations with rigorous proprietary security research in an effort to create a risk-managed, diversified long-term portfolio. We believe that a number of dynamic secular trends will create long-term investment opportunities. These themes relate to changing demographics, globalization, the expansion of economic freedoms, and supply-and-demand trends. Our top-down identification of long-term secular themes provides a framework for individual security research. We evaluate each company as if we were going to buy it outright; this comprehensive proprietary research process encompasses qualitative and quantitative analysis. We consider each investment independently as well as in the context of the portfolio as a whole.

Growth and Income Portfolio Investment Team Discussion ANNUAL REPORT	5

Investment Team Discussion

Portfolio Positioning

Our disciplined long-term investment philosophy which focuses on company fundamentals helps us stay balanced and grounded during market extremes. Our process leads us to businesses with high levels of cash flow and strong product momentum, and companies not reliant on credit markets and the availability of capital to generate growth going forward. The Portfolio remains committed to rewarding opportunities in the information-technology, health care and industrials sectors along with select consumer businesses.

We remain confident investing in businesses that participate in our long-term, secular themes such as productivity enhancement, global infrastructure build-out, strong global brands and the exploitation of long-term demographic trends. We continue to be underweight in the financial sector, as many of the risks here are unknown and lack necessary transparency. Instead, within the sector we are invested in well-managed asset managers and diversified insurance companies. As the global economy sorts through its troubles, we believe investors will seek out growth and require high-quality investments in their portfolios. We are experiencing historically opportune valuations and continue to invest in high-quality, higher growth firms at prices that should be very attractive for long-term investors.

The massive deleveraging of hedge funds has exerted significant pricing pressure on convertibles. We believe the current level of undervaluation within convertibles is extreme and may offer long-term investors compelling opportunities. We are diligently exploring ways to put the valuation opportunity presented by convertibles to work in this portfolio.

1 The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Since Inception Growth of $10,000 graph is from 9/30/88, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

2 The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Index data shown for the Since Inception Growth of $10,000 graph is from 9/30/88, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

6	Growth and Income Portfolio ANNUAL REPORT Investment Team Discussion

Performance and Portfolio Information

 TOTAL RETURN AS OF 12/31/2008

			SINCE INCEPTION
1 YEAR	3 YEARS†	5 YEARS†	(5/19/1999–12/31/2008)†

-31.74%	-6.65%	-0.64%	3.91%

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns are net of all fees and expenses incurred by the Portfolio.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average, assuming reinvestment of income and capital gain distributions. Returns do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return to the contract or policy owner.
 GROWTH OF $10,000

CVXW Calamos Growth and
Income Portfolio Class A

Calamos Growth and Income

S&P 500 Index

Value Line Convertible Index

inception to Date 12/31/2008

ASSET ALLOCATION
AS OF 12/31/08

Common Stocks	42.5%
Convertible Bonds	39.4%
Convertible Preferred Stocks	10.9%
Synthetic Convertible Securities	4.3%
Cash and Receivables/Payables	2.9%
Portfolio asset allocation is based on net assets and may vary over time.
 SECTOR ALLOCATION AS OF 12/31/08

Information Technology	31.4%
Health Care	17.3%
Consumer Discretionary	10.1%
Energy	9.8%
Consumer Staples	9.1%
Financials	7.9%
Industrials	7.7%
Materials	2.2%
Telecommunication Services	1.6%
Sector allocations are based on net assets and may vary over time.

Growth and Income Portfolio Performance and Portfolio Information ANNUAL REPORT	7

Expense Overview

As a contract or policy owner, you incur certain costs. Because the Portfolio is a funding vehicle for annuities, policies and eligible plans, you may also incur sales charges and other fees related to your annuity, policy or eligible plan. In addition, the Portfolio incurs transaction costs and ongoing costs, including management fees, and other fund expenses, such as audit, legal and custodian fees.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008. It is intended to help you understand the ongoing cost associated with investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts to the examples table:

Actual

In this part of the table, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period from July 1, 2008 through December 31, 2008, the period covered by this report. This table also shows the actual returns, after expenses, you would have earned during that time. This table can help you estimate your own expenses. For example, if you invested $8,600 in the Portfolio, simply divide $8,600 by $1,000, then multiply that result by the figure in the ”Actual Expenses per $1,000” row. In this example, you would multiply 8.6 by the figure.

Hypothetical

In this part of the table, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from July 1, 2008 through December 31, 2008, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this table, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the table. Note that this table will not help you determine your own expenses, but will help you compare expenses of the Portfolio to the expenses of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

The actual and hypothetical examples assume a $1,000 investment at the beginning of the period, July 1, 2008, and held through December 31, 2008.

Actual Expenses per $1,000*	$5.26
Ending value	$756.90

Hypothetical Expenses per $1,000*	$6.04
Ending value	$1,019.15

Annualized Expense Ratio	1.19%

* Expenses are equal to the Portfolio’s annualized expense ratio adjusted to reflect the fee waiver, multiplied by the average account value over the period, multiplied by 184/366.

8	Growth and Income Portfolio ANNUAL REPORT Expense Overview

Schedule of Investments

 DECEMBER 31, 2008

PRINCIPAL
AMOUNT		VALUE

CONVERTIBLE BONDS (39.4%)
	Consumer Discretionary (1.2%)
270,000	Best Buy Company, Inc. 2.250%, 01/15/22	$242,325

	Energy (5.4%)
165,000	Chesapeake Energy Corp. 2.250%, 12/15/38	74,869
155,000	Schlumberger, Ltd. - Class B 2.125%, 06/01/23	193,556
100,000	SeaDrill, Ltd.* 3.625%, 11/08/12	51,000
300,000	Superior Energy Services, Inc.‡ 1.500%, 12/15/26	214,500
699,000	Transocean, Ltd. - Class A 1.625%, 12/15/37	612,499

		1,146,424

	Financials (1.5%)
300,000	Affiliated Managers Group, Inc.* 3.950%, 08/15/38	205,125
110,000	Leucadia National Corp. 3.750%, 04/15/14	108,900

		314,025

	Health Care (12.0%)
520,000	Amgen, Inc. 0.375%, 02/01/13	497,250
164,000	Beckman Coulter, Inc. 2.500%, 12/15/36	154,365
560,000	Gilead Sciences, Inc.∧ 0.500%, 05/01/11	758,100
90,000	Hologic, Inc.‡ 2.000%, 12/15/37	52,762
470,000	Medtronic, Inc. 1.625%, 04/15/13	417,125
	Teva Pharmaceutical Industries, Ltd.
265,000	0.250%, 02/01/26	261,025
180,000	0.250%, 02/01/24	222,525
150,000	0.500%, 02/01/24	170,250

		2,533,402

	Industrials (3.8%)
190,000	AGCO Corp. 1.250%, 12/15/36	138,700
130,000	Danaher Corp.‡ 0.000%, 01/22/21	116,025
445,000	L-3 Communications Holdings, Inc. 3.000%, 08/01/35	445,000
	Suntech Power Holdings Company, Ltd.
135,000	3.000%, 03/15/13∧	58,050
50,000	0.250%, 02/15/12	34,750

		792,525

	Information Technology (14.1%)
65,000	Alliance Data Systems Corp.* 1.750%, 08/01/13	49,075
230,000	CA, Inc. 1.625%, 12/15/09	248,688
610,000	EMC Corp. 1.750%, 12/01/11	598,562
345,000	1.750%, 12/01/13	324,300
357,000	Intel Corp. 2.950%, 12/15/35	311,036
680,000	Network Appliance, Inc.* 1.750%, 06/01/13	517,650
284,000	Nuance Communications, Inc.∧ 2.750%, 08/15/27	211,580
275,000	ON Semiconductor Corp. 2.625%, 12/15/26	150,562
	Symantec Corp.
300,000	1.000%, 06/15/13	275,250
300,000	0.750%, 06/15/11	285,000

		2,971,703

	Materials (0.9%)
	Newmont Mining Corp.
135,000	1.625%, 07/15/17	144,113
40,000	1.250%, 07/15/14	43,000

		187,113

	Telecommunication Services (0.5%)
120,000	NII Holdings, Inc. 2.750%, 08/15/25	104,550

	TOTAL CONVERTIBLE BONDS (Cost $9,529,774)	8,292,067

SYNTHETIC CONVERTIBLE SECURITIES (4.3%)
Corporate Bonds (4.2%)
	Consumer Discretionary (0.6%)
140,000	Target Corp. 6.000%, 01/15/18	135,784

	Consumer Staples (0.7%)
140,000	Sysco Corp. 5.250%, 02/12/18	142,157

	Health Care (0.7%)
50,000	Eli Lilly and Company 5.200%, 03/15/17	50,860
85,000	Wyeth 5.500%, 02/15/16	86,680

		137,540

	Industrials (0.9%)
55,000	Caterpillar, Inc. 5.450%, 04/15/18	51,587

Growth and Income Portfolio Schedule of Investments ANNUAL REPORT	9

See accompanying Notes to Schedule of Investments

Schedule of Investments

 DECEMBER 31, 2008

PRINCIPAL
AMOUNT		VALUE

140,000	General Electric Company 5.250%, 12/06/17	$139,819

		191,406

	Information Technology (0.7%)
140,000	Hewlett-Packard Company 5.500%, 03/01/18	141,544

	Telecommunication Services (0.6%)
140,000	Verizon Communications, Inc. 5.500%, 04/01/17	135,709

	TOTAL CORPORATE BONDS	884,140

NUMBER OF
CONTRACTS		VALUE

Purchased Options (0.1%)#
	Consumer Discretionary (0.0%)
10	Amazon.com, Inc. Call, 01/16/10, Strike $70.00	7,325

	Consumer Staples (0.0%)
	Walgreen Company
20	Call, 01/16/10, Strike $35.00	1,700
15	Call, 01/16/10, Strike $32.50	1,950

		3,650

	Information Technology (0.1%)
8	Apple, Inc. Call, 01/16/10, Strike $170.00	1,300
	EMC Corp.
40	Call, 01/16/10, Strike $15.00	3,240
30	Call, 01/16/10, Strike $17.50	1,230
2	Google, Inc. Call, 01/16/10, Strike $540.00	1,130
20	Linear Technology Corp. Call, 01/16/10, Strike $35.00	1,600

		8,500

	TOTAL OPTIONS	19,475

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $1,040,392)	903,615

NUMBER OF
SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (10.9%)
	Consumer Staples (3.6%)
13,600	Archer Daniels Midland Company 6.250%	510,000
530	Bunge, Ltd. 5.125%	242,475

		752,475

	Financials (4.2%)
2,900	American International Group, Inc. 8.500%	24,650
740	Bank of America Corp. 7.250%	481,000
13,700	Citigroup, Inc. 6.500%	387,025

		892,675

	Health Care (1.8%)
165	Mylan Laboratories, Inc. 6.500%	108,740
1,570	Schering-Plough Corp. 6.000%	273,965

		382,705

	Materials (1.3%)
2,750	Freeport-McMoRan Copper & Gold, Inc. 6.750%	130,487
5,000	Vale Capital, Ltd. (Companhia Vale do Rio Doce) 5.500%	139,350

		269,837

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,950,476)	2,297,692

COMMON STOCKS (42.5%)
	Consumer Discretionary (8.3%)
4,293	Amazon.com, Inc.#	220,145
5,400	Apollo Group, Inc. - Class A#	413,748
4,900	Best Buy Company, Inc.	137,739
16,500	Coach, Inc.#	342,705
2,400	ITT Educational Services, Inc.#∧	227,952
7,800	Nike, Inc. - Class B	397,800

		1,740,089

	Consumer Staples (4.8%)
6,775	Coca-Cola Company	306,704
2,700	Estée Lauder Companies, Inc.	83,592
3,600	Molson Coors Brewing Company	176,112
4,600	PepsiCo, Inc.	251,942
8,600	Sysco Corp.	197,284

		1,015,634

	Energy (4.4%)
4,720	ENSCO International, Inc.	134,001
12,000	Halliburton Company	218,160
7,900	Noble Corp.	174,511

10	Growth and Income Portfolio ANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Schedule of Investments

 DECEMBER 31, 2008

NUMBER OF
SHARES		VALUE

9,415	Pride International, Inc.#	$150,452
6,250	Smith International, Inc.	143,062
2,000	Transocean, Ltd.#	94,500

		914,686

	Financials (2.2%)
715	BlackRock, Inc.	95,917
6,000	Janus Capital Group, Inc.	48,180
9,100	T. Rowe Price Group, Inc.	322,504

		466,601

	Health Care (2.8%)
1,315	Alcon, Inc.	117,285
5,750	Johnson & Johnson	344,022
2,320	Novo Nordisk, A/S	119,225

		580,532

	Industrials (3.0%)
5,500	Honeywell International, Inc.	180,565
4,753	Illinois Tool Works, Inc.	166,593
2,750	Precision Castparts Corp.	163,570
2,125	United Technologies Corp.	113,900

		624,628

	Information Technology (16.5%)
10,000	Accenture, Ltd.	327,900
7,350	Adobe Systems, Inc.#	156,482
18,640	Cisco Systems, Inc.#	303,832
15,800	Dell, Inc.#	161,792
19,175	eBay, Inc.#	267,683
8,145	Infosys Technologies, Ltd.	200,123
12,500	Intel Corp.	183,250
11,140	Intuit, Inc.#	265,021
16,405	Microsoft Corp.	318,913
8,500	Nintendo Company, Ltd.	405,875
18,600	Nokia Corp.	290,160
20,900	Oracle Corp.#	370,557
6,400	QUALCOMM, Inc.	229,312

		3,480,900

	Telecommunication Services (0.5%)
3,500	América Móvil, SAB de CV	108,465

	TOTAL COMMON STOCKS (Cost $11,270,920)	8,931,535

INVESTMENT IN AFFILIATED FUND (2.8%)
599,075	Calamos Government Money Market Fund - Class I SharesΩ (Cost $599,075)	599,075

INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (1.6%)
31,624	Bank of New York Institutional Cash Reserve Fund Series Bπ	3,162
332,000	Goldman Sachs Financial Square Prime Obligations Fund	332,000

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (Cost $363,624)	335,162

TOTAL INVESTMENTS (101.5%) (Cost $25,754,261)		21,359,146

PAYABLE UPON RETURN OF SECURITIES LOANED (-1.7%)		(363,624)

OTHER ASSETS, LESS LIABILITIES (0.2%)		39,696

NET ASSETS (100.0%)		$21,035,218

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Portfolio. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At December 31, 2008, the value of 144A securities that could not be exchanged to the registered form is $254,200 or 1.2% of net assets.
‡	Variable rate or step bond security. The rate shown is the rate in effect at December 31, 2008.
∧	Security, or portion of security, is on loan
#	Non-income producing security.
Ω	Investment in an affiliated fund. During the period from January 1, 2008 through December 31, 2008, the Portfolio had net redemptions of $481,202 and earned $18,073 in dividends from the affiliated fund. As of December 31, 2007, the Portfolio had holdings of $1,080,277 in the affiliated fund.
π	On September 15, 2008, Lehman Brothers Holdings, Inc., the sole holding of the Bank of New York Institutional Cash Reserve Fund Series B (a series of such fund created to isolate such Lehman exposure), filed for bankruptcy protection. Such securities are being valued in accordance with valuation procedures approved by the Board of Trustees.

Note: The date shown on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

Growth and Income Portfolio Schedule of Investments ANNUAL REPORT	11

See accompanying Notes to Financial Statements

Statement of Assets and Liabilities

December 31, 2008

ASSETS
Investments in securities, at value* (cost $25,155,186)	$20,760,071
Investments in affiliated fund, at value (cost $599,075)	599,075
Cash with custodian (interest bearing)	622
Receivables:
Accrued interest and dividends	67,383
Investments sold	30,934
Portfolio shares sold	4,087
Prepaid expenses	59
Other assets	29,440

Total assets	21,491,671

LIABILITIES AND NET ASSETS
Payables:
Cash collateral for securities loaned	363,624
Investments purchased	—
Portfolio shares redeemed	9,897
Affiliates:
Investment advisory fees	12,827
Deferred compensation to Trustees	29,440
Financial accounting fees	200
Trustees’ fees and officer compensation	185
Other accounts payable and accrued liabilities	40,280

Total liabilities	456,453

NET ASSETS	$21,035,218

ANALYSIS OF NET ASSETS
Paid in capital	$27,450,834
Undistributed net investment income (loss)	73,878
Accumulated net realized gain (loss) on investments and foreign currency transactions	(2,094,379)
Unrealized appreciation (depreciation) of investments	(4,395,115)

NET ASSETS	$21,035,218

Shares outstanding (no par value; unlimited number of shares authorized)	2,244,772
Net asset value and redemption price per share	$9.37

*	Includes securities loaned with a value of $349,914.

12	Growth and Income Portfolio ANNUAL REPORT Statement of Assets and Liabilities

See accompanying Notes to Financial Statements

Statement of Operations

Year Ended December 31, 2008

INVESTMENT INCOME
Interest	$435,345
Dividends	310,191
Dividends from affiliates	18,073
Securities lending income	14,851

Total investment income*	778,460

EXPENSES
Investment advisory fees	215,181
Audit fees	61,238
Legal fees	22,124
Printing and mailing fees	15,765
Trustees’ fees and officer compensation	13,834
Custodian fees	3,638
Financial accounting fees	3,261
Accounting fees	1,585
Transfer agent fees	1,443
Other	2,870

Total expenses	340,939
Less expense reductions	(1,399)

Net expenses	339,540

NET INVESTMENT INCOME (LOSS)	438,920

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in securities	(1,943,348)
Foreign currency transactions	(10)
Change in net unrealized appreciation/depreciation on:
Investments in securities	(9,133,788)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(11,077,146)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(10,638,226)

*	Net of foreign taxes withheld of $2,721.

Growth and Income Portfolio Statement of Operations ANNUAL REPORT	13

See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31,

	2008	2007

OPERATIONS
Net investment income (loss)	$438,920	$335,141
Net realized gain (loss) from investments in securities and foreign currency transactions	(1,943,358)	3,101,493
Change in net unrealized appreciation/depreciation on investments in securities	(9,133,788)	(280,415)

Net increase (decrease) in net assets resulting from operations	(10,638,226)	3,156,219

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(314,593)	(505,614)
Net realized gains	(912,594)	(2,678,780)

Total distributions	(1,227,187)	(3,184,394)

CAPITAL SHARE TRANSACTIONS
Issued	3,620,797	4,103,451
Issued in reinvestment of distributions	1,227,187	3,184,394
Redeemed	(8,644,076)	(7,535,062)

Net increase (decrease) in net assets from capital share transactions	(3,796,092)	(247,217)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,661,505)	(275,392)

NET ASSETS
Beginning of period	36,696,723	36,972,115

End of period	21,035,218	36,696,723

Undistributed net investment income (loss)	$73,878	$(377,279)

CAPITAL SHARE TRANSACTIONS
Shares issued	312,129	272,103
Shares issued in reinvestment of distributions	99,763	220,963
Shares redeemed	(728,937)	(500,725)

Net increase (decrease) in capital shares outstanding	(317,045)	(7,659)

14	Growth and Income Portfolio ANNUAL REPORT Statements of Changes in Net Assets

See accompanying Notes to Financial Statements

Notes to Financial Statements

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization. Calamos Advisors Trust, a Massachusetts business trust organized February 17, 1999 (the “Trust”), consists of a single series, Calamos Growth and Income Portfolio (the “Portfolio”) and commenced operations on May 19, 1999. The Trust currently offers the Portfolio’s shares to certain life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. The Portfolio seeks high long-term total return through growth and current income.

Portfolio Valuation. The valuation of the Portfolio’s securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time the Portfolio determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Portfolio determines its NAV.

When a most recent last sale or closing price is not available, portfolio securities, other than option securities, that are traded on a U.S. securities exchange and other securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Portfolio determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Portfolio’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Portfolio also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Portfolio’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Portfolio to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Growth and Income Portfolio Notes to Financial Statements ANNUAL REPORT	15

Notes to Financial Statements

Investment Transactions and Investment Income. Investment transactions are recorded on a trade date basis as of December 31, 2008. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Option Transactions. For hedging and investment purposes, the Portfolio may purchase or write (sell) put and call options. One of the risks associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Allocation of Expenses Among Funds. Expenses directly attributable to the Portfolio are charged to the Portfolio; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes. No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of its taxable income and net realized gains.

16	Growth and Income Portfolio ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting on fixed income securities. The Portfolio also may treat a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The financial statements are not adjusted for temporary differences.

The Portfolio recognized no liability for unrecognized tax benefits in connection with Financial Accounting Standards Board (FASB) Interpretation No. 48 Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2005 – 2008 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the Portfolio’s management expects the risk of material loss in connection to a potential claim to be remote.

New Accounting Pronouncements. In March 2008, the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires that objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation. Management is in the process of evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

NOTE 2 – INVESTMENT ADVISER AND TRANSACTIONS WITH AFFILIATES OR CERTAIN OTHER PARTIES

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Portfolio pays a monthly investment advisory fee based on the average daily net assets of the Portfolio at the annual rate of 0.75%. Calamos Advisors has contractually agreed to waive a portion of its advisory fee charged to the Portfolio on the Portfolio’s investments in the Calamos Government Money Market Fund (“GMMF”, an affiliated fund and a series of Calamos Investment Trust) equal to the advisory fee attributable to the Portfolio’s investment in GMMF, based on daily net assets. For the year ended December 31, 2008, the total advisory fee expense reductions pursuant to such agreement was $1,399, and is included in the Statement of Operations under the caption “Expense reductions”.

Pursuant to a financial accounting services agreement, the Portfolio also pays Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Advisors Trust, Calamos Investment Trust, and the total average weekly managed net assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). “Managed net assets” means a Funds’ total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The

Growth and Income Portfolio Notes to Financial Statements ANNUAL REPORT	17

Notes to Financial Statements

Portfolio pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on the Portfolio’s relative portion of combined assets used in calculating the fee.

The Portfolio reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statement of Operations.

Pursuant to an agreement with US Bancorp Fund Services, LLC, the Portfolio’s transfer agent (“US Bancorp”), Calamos Financial Services LLC (“CFS”) provides certain shareholder administrative services to US Bancorp. CFS receives from US Bancorp an annual aggregate fee of $175,000, paid in monthly installments, for providing these services which relate to Calamos Advisors Trust and Calamos Investment Trust. Also, US Bancorp pays license fees to unaffiliated third parties for CFS’ utilization of certain transfer agent and phone systems in providing the shareholder administrative services. The fees paid to CFS and the payment of license fees to third parties are borne by US Bancorp. The Portfolio has not assumed or incurred any additional expenses in connection with CFS providing these services to US Bancorp, and the transfer agency fees payable by the Portfolio to US Bancorp have not increased as a result thereof.

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Portfolio’s Statement of Additional Information contains additional information about the Portfolio’s trustees and is available upon request without charge by calling our toll free number 800.582.6959.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the Investment Company Act of 1940) of CFS or Calamos Advisors and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Portfolio. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participating trustee. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation investments of $29,440 are included in “Other assets” on the Statement of Assets and Liabilities at December 31, 2008. The Portfolio’s obligation to make payments under the Plan is a general obligation of the Portfolio and is included in “Payable for deferred compensation to Trustees” on the Statement of Assets and Liabilities at December 31, 2008.

NOTE 3 – INVESTMENTS

Purchases and sales of investments, other than short term investments, by the Portfolio, for year ended December 31, 2008 were as follows:

Purchases	$24,072,105
Proceeds from sales	28,067,835

The following information is presented on a federal income tax basis as of December 31, 2008. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at December 31, 2008 was as follows:

Cost basis of investments	$25,641,488

Gross unrealized appreciation	1,042,497
Gross unrealized depreciation	(5,324,839)

Net unrealized appreciation (depreciation)	$(4,282,342)

18	Growth and Income Portfolio ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

NOTE 4 – INCOME TAXES

For the year ended December 31, 2008, the Portfolio recorded the following permanent reclassifications to reflect tax character. The result of operations and net assets were not affected by these reclassifications.

Paid-in capital	$—
Accumulated undistributed/(overdistributed) net investment income	326,830
Accumulated net realized gain/(loss) on investments	(326,830)

Distributions during the year ended December 31, 2008 and December 31, 2007, were characterized for federal income tax purposes as follows:

	2008	2007

Distributions paid from:
Ordinary Income	$314,593	$505,614
Long-Term Capital Gain	912,594	2,678,780

As of December 31, 2008, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$195,732
Undistributed capital gains	—

Total undistributed earnings	195,732
Accumulated capital and other losses	(2,285,871)
Net unrealized gain/(losses)	(4,282,342)

Total accumulated earnings/(losses)	(6,372,481)
Other	(43,135)
Paid-in capital	27,450,834

$21,035,218

As of December 31, 2008, the Portfolio had capital loss carryforwards which, if not used, will expire as follows:

2014	$—
2015	—
2016	(2,285,871)

The Portfolio had no deferred post-October losses occurring subsequent to October 31, 2008.

NOTE 5 – SYNTHETIC CONVERTIBLE INSTRUMENTS

The Portfolio may establish a “synthetic” convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component”), which may be a convertible or non-convertible security and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed-income securities such as bonds, preferred stocks, and money market instruments. The convertible component is achieved by investing in warrants or purchased options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Portfolio may pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Portfolio may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated

Growth and Income Portfolio Notes to Financial Statements ANNUAL REPORT	19

Notes to Financial Statements

with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.

NOTE 6 – SECURITIES LENDING

The Portfolio may loan one or more of its securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Portfolio. The Portfolio continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the collateral. Upon receipt of cash or cash equivalent collateral, the Portfolio’s securities lending agent invests the collateral into short term investments following investment guidelines approved by Calamos Advisors. The Portfolio records the investment of collateral as an asset and the value of the collateral as a liability on the Statements of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Funds will record unrealized depreciation equal to the decline in value of the invested collateral. The Portfolio may pay reasonable fees to persons unaffiliated with the Portfolio for services in arranging these loans. The Portfolio has the right to call a loan and obtain the securities loaned at any time. The Portfolio does not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing its rights. In an effort to reduce these risks, the Portfolio’s security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which the Portfolio lends securities. At December 31, 2008, the Portfolio held securities valued at $349,914 that were on loan to broker-dealers and banks and received $363,624 in cash or cash equivalent collateral.

NOTE 7 – VALUATIONS

Effective January 1, 2008, the Portfolio has adopted the provisions of the Statement of Financial Accounting Standard No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

The Portfolio segregates its securities into three levels based upon the inputs used to derive the fair value. “Level 1” securities use inputs from unadjusted quoted prices from active markets. “Level 2” securities reflect inputs other than quoted prices, but use observable market data. “Level 3” securities are valued using unobservable inputs. These unobservable inputs for Level 3 securities reflect the Portfolio’s assumptions about the assumptions market participants would use in pricing the asset. As of January 1, 2008 and December 31, 2008, the Portfolio did not hold any “Level 3” securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets at fair value:

		Fair Value Measurements
		Quoted Prices	Significant	Significant
		in Active	Other	Other
	Value as of	Markets for	Observable	Unobservable
	December 31,	Identical Assets	Inputs	Inputs
Description	2008	(Level 1)	(Level 2)	(Level 3)

Investments	$21,339,671	$11,407,827	$9,931,844	$0
Other Financial Instruments*	19,475	19,475	0	0

Total	$21,359,146	$11,427,302	$9,931,844	$0

*	Other financial instruments would include purchased options and forwards.

20	Growth and Income Portfolio ANNUAL REPORT Notes to Financial Statements

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance during the periods indicated below. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Deloitte & Touche LLP, an independent registered public accounting firm, has audited the information for the fiscal periods ended December 31, 2008, 2007, 2006, and 2005. Information for the period ended prior to December 31, 2005, was audited by another independent registered public accounting firm.

Selected data for a share outstanding throughout each period were as follows:

	Year Ended December 31,

	2008	2007	2006	2005	2004

Net asset value, beginning of period	$14.32	$14.39	$14.51	$13.98	$12.74

Income from investment operations:
Net investment income (loss)	0.18 #	0.13	0.16	0.11	0.13

Net realized and unrealized gain (loss) from investments and foreign currency transactions	(4.60)	1.14	1.20	0.87	1.27

Total from investment operations	(4.42)	1.27	1.36	0.98	1.40

Distributions:
Dividends from net investment income	(0.13)	(0.20)	(0.29)	(0.33)	(0.16)

Dividends from net realized gains	(0.40)	(1.14)	(1.19)	(0.12)	—

Total distributions	(0.53)	(1.34)	(1.48)	(0.45)	(0.16)

Net asset value, end of period	$9.37	$14.32	$14.39	$14.51	$13.98

Ratios and supplemental data:
Total Return(a)	(31.74)%	8.87%	9.45%	7.15%	11.10%

Net assets, end of period (000)	$21,035	$36,697	$36,972	$35,796	$33,719

Ratio of net expenses to average net assets	1.18%	1.16%	1.24%	1.27%	1.31%

Ratio of net investment income (loss) to average net assets	1.53%	0.90%	1.02%	0.76%	1.16%

Ratio of gross expenses to average net assets prior to expense reductions	1.19%	1.17%	1.24%	1.27%	1.31%

Portfolio turnover rate	85.2%	76.8%	66.0%	69.7%	79.5%

(a)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year and does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

#	Net investment income allocated based on average shares method.

Growth and Income Portfolio Financial Highlights ANNUAL REPORT	21

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Calamos Advisors Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Advisor Trust (the “Trust”), comprised solely of the Calamos Growth and Income Portfolio (the “Portfolio”), as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Portfolio’s financial highlights for the period ended prior to December 31, 2005 were audited by other auditors whose report, dated February 4, 2005, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the Funds’ custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calamos Growth and Income Portfolio of the Trust as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
February 5, 2009

22	Growth and Income Portfolio ANNUAL REPORT Report of Independent Registered Public Accounting Firm

Tax Information (unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2009, shareholders received Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2008. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Portfolio hereby designates $912,594, as capital gain dividends for the fiscal year ended December 31, 2008.

Under Section 854(b)(2) of the Code, the Portfolio hereby designates $284,804, or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended December 31, 2008.

Under Section 854(b)(2) of the Code, the Portfolio hereby designates 47.47% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2008.

Growth and Income Portfolio Tax Information ANNUAL REPORT	23

Trustee and Officers

The management of the Trust, including general supervision of the duties performed for the Portfolio under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 72 years.

The following table sets forth each trustee’s name, age at December 31, 2008, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed.

		Portfolios in
		Fund Complex∧	Principal Occupation(s)
Name and Age	Position(s) with Trust	Overseen by Trustee	and Other Directorships Held

Trustees who are interested persons of the Trust:
John P. Calamos, Sr., 68*	Trustee and President (since 1999)	21	Chairman, CEO, and Co-Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Holdings LLC (“CHLLC”) and Calamos Advisors LLC and its predecessor (“Calamos Advisors”), and President and Co-Chief Investment Officer, Calamos Financial Services LLC and its predecessor (“CFS”); Director, CAM

Trustees who are not interested persons of the Trust:
Joe F. Hanauer, 71	Trustee (since 2001)	21	Private investor; Chairman and Director, Move, Inc., (internet provider of real estate information and products); Director, Combined Investments, L.P. (investment management)

Weston W. Marsh, 58	Trustee (since 2002)	21	Of Counsel and, until December 31, 2006, Partner, Freeborn & Peters (law firm)

John E. Neal, 58	Trustee (since 2001)	21	Private investor; formerly Managing Director, Banc One Capital Markets, Inc. (investment banking) (2000-2004); Director, Focused Health Services (private disease management company), Equity Residential (publicly-owned REIT); Partner, Private Perfumery LLC (private label perfume company), Linden LLC (health care private equity) and Greenspire Properties LLC (private homebuilder and real estate development company)

William R. Rybak, 57	Trustee (since 2002)	21	Private investor; formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer Arnett, Inc. (investment services firm) and PrivateBancorp, Inc. (bank holding company); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC**

Stephen B. Timbers, 64	Trustee (since 2004); Lead Independent Trustee (since 2005)	21	Private investor; formerly Vice Chairman, Northern Trust Corporation (bank holding company); formerly President and Chief Executive Officer, Northern Trust Investments, N.A. (investment manager); formerly President, Northern Trust Global Investments, a division of Northern Trust Corporation and Executive Vice President, The Northern Trust Corporation

David D. Tripple, 64	Trustee (since 2006)	21	Private investor; Trustee, Century Shares Trust and Century Small Cap Select Fund***

*	Mr. Calamos is an “interested person” of the Trust as defined in the Investment Company Act of 1940 because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS. Mr. Calamos is the uncle of Nick P. Calamos, Vice President of the Trust.

**	Overseeing 109 portfolios in fund complex

***	Overseeing two portfolios in fund complex

∧	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund and CALAMOS Global Dynamic Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, IL 60563.

24	Growth and Income Portfolio ANNUAL REPORT Trustee and Officers

Trustee and Officers

Officers. The preceding table gives information about John P. Calamos, Sr., who is president of the Trust. The following table sets forth each other officer’s name, age at December 31, 2008, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

Principal Occupation(s)
Name and Age	Position(s) with Trust	and Other Directorships Held

Nick P. Calamos, 47	Vice President (since 1999)	Senior Executive Vice President and Co-Chief Investment Officer, CAM, CHLLC, Calamos Advisors and CFS

Nimish S. Bhatt, 45	Vice President and Chief Financial Officer (since 2007)	Senior Vice President and Director of Operations, CAM, CHLLC, Calamos Advisors and CFS (since 2004); prior thereto, Senior Vice President, Alternative Investments and Tax Services, the BISYS Group, Inc.

James J. Boyne, 42	Vice President (since 2008)	Senior Vice President, General Counsel and Secretary, Calamos Advisors (since 2008); prior thereto, Chief Operating Officer, General Counsel and Executive Managing Director of McDonnell Investment Management LLC (2001-2008)

Cheryl L. Hampton, 39	Treasurer (since 2007)	Vice President, Calamos Advisors (since March 2007); Tax Director, PricewaterhouseCoopers LLP (1999-2007)

Stathy Darcy, 42	Secretary (since 2007)	Vice President and Deputy General Counsel-Mutual Funds, Calamos Advisors (since 2006); prior thereto, Partner, Chapman and Cutler LLP (law firm)

Mark J. Mickey, 57	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005) and Chief Compliance Officer, Calamos Advisors (2005-2006); Director of Risk Assessment and Internal Audit, Calamos Advisors (2003-2005)

The address of each officer is 2020 Calamos Court, Naperville, IL 60563.

Proxy Voting Policies. A description of the CALAMOS Proxy Voting Policies and Procedures is available by calling 800.582.6959, by visiting its website at www.calamos.com or by writing CALAMOS at: CALAMOS INVESTMENTS, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, and on the SEC website at www.sec.gov.

Growth and Income Portfolio Trustee and Officers ANNUAL REPORT	25

A description of the Calamos Proxy Voting Policies and Procedures is available free of charge upon request by calling (800) 582-6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Advisors LLC, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, or by visiting the SEC website at http://www.sec.gov. The Portfolio's proxy voting record for the twelve month period ended June 30, 2008, is also available free of charge upon request by calling or writing Calamos Advisors LLC and by visiting the SEC website at http://www.sec.gov. The Portfolio files a complete list of its portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Form N-Q is available free of charge, upon request, by calling or writing Calamos Advisors LLC or by visiting the SEC website. You may also review or, for a fee, copy the form at the SEC's Public Reference Room in Washington, D.C. (202) 942-8090.

CALAMOS ADVISORS TRUST
This report, including the audited financial statements contained herein, is submitted for general information for the contract owners of the Portfolio. The report is not authorized for distribution to prospective investors in the Portfolio unless it is accompanied by a currently effective prospectus of the Portfolio, and, after March 31, 2009, updated performance data for the most recently completed calendar quarter.

CALAMOS®

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959

www.calamos.com

© 2009 Calamos Holdings LLC. All Rights Reserved. Calamos®, Calamos Investments®, Investment strategies for your serious money™ and the Calamos® logo are registered trademarks of Calamos Holdings LLC.

KCLANR 2146 2008

ITEM 2. CODE OF ETHICS.
     (a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.
     (b) No response required.
     (c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph(b) of this Item 2 during the period covered by this report.
     (d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.
     (e) Not applicable.
     (f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
     The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has four audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
     (a) Audit Fee — $30,125 and $30,600 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.
     (b) Audit-Related Fees — $25,093 and $28,135 are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

     (c) Tax Fees — $4,213 and $4,400 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.
     (d) All Other Fees — $0 and $0 are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.
     (e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.
     The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.
     The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.
     (e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)—(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
     (f) No disclosures are required by this Item 4(f).

     (g) $4,213 and $4,400 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $0 and $0 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control with the adviser.
     (h) No disclosures are required by this Item 4(h).
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
     Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS
     Included in the Report to Shareholders in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
     Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
     Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
     Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
     No material changes.
ITEM 11. CONTROLS AND PROCEDURES.
     a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
     b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
     (a)(1) Code of Ethics
     (a)(2)(i) Certification of Principal Executive Officer.
     (a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
	Name:	John P. Calamos, Sr.
	Title:	Principal Executive Officer
	Date:	February 5, 2009

By:	/s/ Nimish S. Bhatt
	Name:	Nimish S. Bhatt
	Title:	Principal Financial Officer
	Date:	February 5, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
	Name:	John P. Calamos, Sr.
	Title:	Principal Executive Officer
	Date:	February 5, 2009

By:	/s/ Nimish S. Bhatt
	Name:	Nimish S. Bhatt
	Title:	Principal Financial Officer
	Date:	February 5, 2009